INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant X
Filed by a Party other than the Registrant __
Check the appropriate box:
X      Preliminary Proxy Statement
_      Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
_      Definitive Proxy Statement
_      Definitive Additional Materials
_      Soliciting Material Pursuant to ss.240.14a-12

                                  WARP 9, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

_      No fee required.
X      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of  securities to which  transaction  applies:
              Common Stock

       (2)    Aggregate  number  of  securities  to which  transaction  applies:
              113,526,605

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              $0.01

       (4)    Proposed maximum aggregate value of transaction: $1,135,266

       (5)    Total fee paid: $63.35

_      Fee paid previously with preliminary materials.
_ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

       (2)    Form, Schedule or Registration Statement No.:

       (3)    Filing Party:

       (4)    Date Filed:

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON SEPTEMBER 2, 2009


DEAR STOCKHOLDER:

         Notice is hereby given that a Special Meeting of Stockholders ("Special Meeting") of Warp 9, Inc. ("Warp 9" or the "Company") will be held at 11:30 a.m. Pacific Time, on Wednesday, September 2, 2009 at 50 Castilian Drive, Suite 101, Santa Barbara, California 93117.

         At the Special Meeting, you will be asked to consider and vote upon the following proposals:

         1. An amendment to the Company's Certificate of Incorporation in order to effect a one-for-twelve reverse stock split of all of the issued and outstanding common stock of the Company effective on the day the amendment is recorded with the Nevada Secretary of State (the "Reverse Split").

         2. An amendment to the Company's Certificate of Incorporation in order to change the name of the Company to HyperSolar, Inc.

         3. The issuance of 113,526,605 shares of the Company's common stock, after the effectiveness of the Reverse Split, in exchange for 100% of the total issued and outstanding common stock of HyperSolar, Inc., a Nevada corporation ("HyperSolar"), in a tax free exchange (the "Exchange") under
                  Section 368 of the Internal Revenue Code of 1986, as amended.

         4. Ratification of the appointment HJ Associates & Consultants, LLP as Warp 9's independent registered public accounting firm for the fiscal year ending June 30, 2009.

         5. The transaction of such other business and act upon any other matter which may properly come before the special meeting or any adjournment or postponement of the meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on July 28, 2009 as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement of the Special Meeting.

         A copy of the Company's Form 10-K for the fiscal year ended June 30, 2008 is included with this Proxy Statement. A copy of the Annual Report and Proxy Statement can be found on the Internet at www.sec.gov.

                                                 Sincerely,

                                                 /s/ WILLIAM E. BEIFUSS

                                                 CHAIRMAN



                                    IMPORTANT

PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING.

                                  WARP 9, INC.

                          50 CASTILIAN DRIVE, SUITE 101

                         SANTA BARBARA, CALIFORNIA 93117


--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS

                                SEPTEMBER 2, 2009

--------------------------------------------------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors (the "Board") of Warp 9, Inc., a Nevada corporation ("Warp 9" or the "Company"), for use at its Special Meeting of Stockholders (the "Special Meeting") to be held 11:30 a.m. Pacific Time, on Wednesday, September 2, 2009 at 50 Castilian Drive, Suite 101, Santa Barbara, California 93117 and at any adjournment or postponement of the Special Meeting.

         This Proxy Statement and the accompanying form of Proxy were first mailed to all stockholders entitled to vote at the Special Meeting on or about July 28, 2009.

         The Company's principal executive offices are located at 50 Castilian Drive, Suite 101, Santa Barbara, California 93117. Its telephone number is (805) 964-3313.

RECORD DATE AND VOTING

         Stockholders of record at the close of business on July 28, 2009 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the close of business on the Record Date, there were 340,579,815 shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the Record Date.

         The required quorum for the transaction of business at the Special Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "ABSTAIN" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum. Broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are also counted for purposes of determining the presence of a quorum for the transaction of business. Shares voted "FOR" or "AGAINST" a particular matter presented to stockholders for approval at the Special Meeting will be treated as shares entitled to vote ("Votes Cast") with respect to such matter. Abstentions also will be counted toward the tabulation of Votes Cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

         All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. If a choice as to the matters coming before the Special Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If a Proxy is returned to the Company and no choice is specified, the shares will be voted IN FAVOR OF the approval of each of the proposals described in the Notice of Special Meeting of Stockholders and in this Proxy Statement.

         Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Special Meeting may request reasonable assistance or accommodation from the Company by contacting the Corporate Secretary, in writing at 50 Castilian Drive, Suite 101, Santa Barbara, California 93117 or by telephone at (805) 964-3313. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by August 14, 2009.

REVOCABILITY OF PROXIES

         Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to the meeting by filing with the Secretary of the Company at its principal executive offices at 50 Castilian Drive, Suite 101, Santa Barbara, California 93117, a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Special Meeting and voting in person.

SOLICITATION

         The Company will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of the Notice of Special Meeting, this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. To assure that a quorum will be present in person or by proxy at the Special Meeting, it may be necessary for certain officers, directors, employees or other agents of the Company to solicit proxies by telephone, facsimile or other means or in person. The Company will not compensate such individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's fiscal 2010 annual meeting of stockholders is the close of business on May 15, 2010. Proposals of stockholders intended to be presented at the Company's fiscal 2010 annual meeting of stockholders without inclusion of such proposals in the Company's proxy statement and form of proxy relating to the meeting must be received by the Company no later than the close of business on June 15, 2010 and no earlier than the close of business on April 15, 2010.

                                    * * * * *

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 1

      AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT A ONE-FOR-TWELVE
                 REVERSE SPLIT OF THE OUTSTANDING COMMON STOCK


         As described in the accompanying NOTICE, the Company proposes to amend its Certificate of Incorporation in order to effect a one-for-twelve reverse stock split of all issued and outstanding common stock ("Common Stock") of the Company (the "Reverse Split") for shareholders of record on the date the Reverse Split is recorded. No fractional shares will be issued. If the reverse stock split would result in the issuance of a fractional share to any shareholder, the number of shares issuable to the shareholder will be rounded down to the next lower whole number of shares. The authorized capital stock of the Company consists of (i) 495,000,000 shares of Common Stock, par value $0.001 per share, of which approximately 340,519,815 shares are currently outstanding and approximately 28,381,651 will be issued and outstanding after the reverse stock split becomes effective, and (ii) 5,000,000 shares of Preferred Stock, par value $0.001 per share, none of which are issued or outstanding. The Company's shareholders do not have dissenter's rights with respect to the reverse stock split.

         The Board of Directors of the Company voted unanimously to implement the Reverse Split because the Board of Directors believes that effecting a one-for-twelve reverse stock split of all issued and outstanding Common Stock of the Company enables the Company to acquire HyperSolar, Inc., as described in this Proxy Statement. The Reverse Split will also allow the Company to raise the capital necessary for the Company to grow its business or to acquire other businesses in the future, which may require the Company to issue a significant number of additional shares of its Common Stock. The Company has not currently identified any acquisition candidates other than HyperSolar, Inc. Accordingly, as of the date of this Proxy Statement and after the Reverse Split, 113,526,605 shares of Common Stock are reserved for issuance in connection with the acquisition of HyperSolar, Inc., and 353,091,744 shares of the Company's Common Stock and 5,000,000 shares of its Preferred Stock are not reserved for any specific use and are available for future issuance.

         The Company is not expected to experience a material tax consequence as a result of the Reverse Split. Effecting the reverse stock split may, however, subject the Company's existing shareholders to future dilution of their ownership and voting power in the Company because more authorized but unissued stock will be available to the Company.


POTENTIAL ANTI-TAKEOVER EFFECT

         The additional shares of Common Stock that would become available for issuance if this Proposal No. 1 were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock or Preferred Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to effect the Reverse Split and thereby increase the number of authorized but unissued shares of Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of this Proposal No. 1 could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

REQUIRED VOTE

         Approval of the Reverse Split requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" approval of the Reverse Split.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE SPLIT.

                                    * * * * *

                                 PROPOSAL NO. 2

       AMENDMENT TO CERTIFICATE OF INCORPORATION TO AUTHORIZE NAME CHANGE


         As described in the accompanying NOTICE, the Company proposes to amend its Certificate of Incorporation in order to change the name of the Company to HyperSolar, Inc. ("Name Change").

         The Board of Directors of the Company voted unanimously to implement the Name Change because the Board of Directors believes that changing the name of the Company from Warp 9, Inc. to HyperSolar, Inc. is appropriate since the name HyperSolar, Inc. more accurately reflects the Company's new business focus, which will be centered on the acquisition, development, and commercialization of new proprietary technology to significantly increase the efficiency and energy production of solar photovoltaic cells that are currently offered in the market, and that may be developed in the future. The Company is not expected to experience a material tax consequence as a result of the Name Change.

POTENTIAL ANTI-TAKEOVER EFFECT

         The Company does not believe that the Name Change can be used by it in any manner to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. The Name Change has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company).


REQUIRED VOTE

         Approval of the Name Change requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" the Name Change.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.

                                    * * * * *

                                 PROPOSAL NO. 3

         AUTHORIZATION TO ISSUE COMMON STOCK TO ACQUIRE HYPERSOLAR, INC.


         As described in the accompanying NOTICE, the Company proposes to issue 113,526,605 shares of its Common Stock, after the effectiveness of the Reverse Split, in exchange for 100% of the total issued and outstanding common stock of HyperSolar, Inc., a Nevada corporation ("HyperSolar"), in a tax free exchange (the "Exchange") under Section 368 of the Internal Revenue Code of 1986, as amended. The closing of the Exchange is conditioned upon, among other things, the approval by the shareholders of the Company of the Reverse Split and the Name Change described in Proposals No. 1 and No. 2 of this Proxy Statement.

         The Board of Directors of the Company approves of the Exchange because the directors believe that by acquiring HyperSolar and transforming into a green technology business, the Company will improve its prospects for growth and, in the longer term, greater shareholder value. HyperSolar is developing a technology to magnify the power of the Sun to significantly increase the power output of solar cells. It has filed a provisional patent application with the United States Office of Patents and Trademarks for its technology, and is in the design phase of its business.

         The Exchange is structured to satisfy the conditions for a tax free exchange under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, the Company is not expected to experience a material tax consequence as a result of the Exchange.


POTENTIAL ANTI-TAKEOVER EFFECT

         The Exchange results in a change of control of the Company because the shareholders of HyperSolar will collectively own approximately 80% of the total issued and outstanding capital stock of Warp 9 after the closing of the transaction. The shareholders of HyperSolar have not yet indicated that they intend to take any action after the closing of the Exchange to effect a change in the composition of the Company's Board of Directors. Nevertheless, by virtue of their ownership of 80% of the total issued and outstanding Common Stock of the Company after the closing of the Exchange, they will have the power and authority to change the Company's Board of Directors. At this time, the Company believes that after the closing of the Exchange, it will operate as a holding company of two wholly-owned subsidiaries, one conducting the current Warp 9 business and one conducting the HyperSolar business. During this period the Company expects its Board of Directors to remain as it is currently composed, or possibly to add an independent director in the green technology industry.

         The Exchange will have the effect of discouraging a future takeover attempt or delay or prevent future changes of control or management of the Company because approximately 80% of the outstanding Common Stock of the Company will collectively be owned by the four shareholders of HyperSolar after the closing of the Exchange. Such a concentration of ownership allows those shareholders to effectively elect the entire Board of Directors of the Company and prevent other shareholders from exerting any control over the Company. Other than the change of control and concentration of ownership that will occur as a result of the Exchange, the Company does not intend for the Exchange to affect the control or management of the Company. The Company is not entering into the Exchange for the purpose of opposing a hostile takeover attempt or delaying or preventing changes in control or management of the Company. The proposal for the Exchange is prompted by business and financial considerations and not by the threat of any hostile takeover attempt, and the Board is not aware of any such attempts directed at the Company. Nevertheless, stockholders should be aware that approval of this Proposal No. 3 could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

REQUIRED VOTE

         Approval of the Exchange requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" the Exchange.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE EXCHANGE.

                                    * * * * *

                                HYPERSOLAR, INC.

GENERAL

         HyperSolar Inc. is a Nevada corporation ("HyperSolar") formed on February 18, 2009. HyperSolar is developing a technology to magnify the power of the Sun to significantly increase the power output of solar cells. Based on microphotonics and low cost manufacturing processes, HyperSolar is designing and developing a thin, flat, optical layer to inexpensively collect and deliver substantially more sunlight onto solar cells. This new approach could potentially allow solar cells to produce multiple times more power. With HyperSolar as the top layer, manufacturers can potentially use significantly fewer solar cells in the production of solar panels, thereby dramatically reducing the cost per watt of electricity. HyperSolar technology is also designed to decouple light collection from light conversion to further reduce the cost per watt of solar panels, as well as the cost of building integrated systems and utility scale power plants. HyperSolar has filed a provisional patent application with the United States Office of Patents & Trademarks for its technology, and seeks to obtain patent claims covering it. There is no assurance that patents will ultimately be granted to HyperSolar for its technology.

BUSINESS

         HyperSolar filed a Provisional Patent Application for its technology with the United States Office of Patents and Trademarks in May 2009. Since its inception in February 2009, HyperSolar has primarily been working on its patent application and organizing its business. To date, it has earned no revenue and expended approximately $50,000 for its organization, start-up, intellectual property and Provisional Patent Application. The inventors listed on the Provisional Patent Application are Nadir Dagli and Ronald Petkie, who produced the technology for HyperSolar on a "work-for-hire" basis. They have been paid monthly consulting fees by HyperSolar for the work, and HyperSolar owns all right, title and interest in and to the technology covered by its Provisional Patent Application.

         The following is a brief abstract of the technology:

         "This invention discloses the concept and method of fabrication of a flat solar concentrator designed for collecting and guiding insolate radiation to solar cells or optical waveguides for energy conversion elsewhere. Planar lightwave circuits are used within a relatively thin cross- sectional thickness to guide light within the concentrator from the incident surface to an output aperture on the opposite surface, such that solar cells can be located directly underneath the concentrator. Hence, the solar concentrator easily accommodates the flat form factor of solar panel modules and thus is easily included as an integral part of standard solar modules. The concentrator can be designed to provide multiple times the normal sunlight intensity to standard solar cells, thereby decreasing in proportion the number of cells required in a typical solar cell module. The lightwave circuit incorporates wavelength separation filtering for near infrared, thereby employing passive thermal management to maintain lower temperatures for higher solar cell performance. The concentrator collects light from a relatively wide angle of incidence, thereby eliminating the necessity of active tracking equipment.

         In addition, solar concentrator panels using this invention can physically replace solar cell modules at the insolation site, where solar light would then be guided by fiber waveguides to nearby locations, such as indoors or underground, for conversion by photovoltaic modules away from the sun. Indoor cooling systems or geothermal pumps can be used to cool the photovoltaic modules, which in turn provide increased conversion efficiency due to lower temperatures.

         An added advantage of operating the solar modules in underground locations is protection from adverse environmental conditions, which can increase the lifetime of the solar modules. This concept leads to novel solar cell packaging designs depending on the manner in which the solar cells are cooled to maintain higher efficiency at lower temperatures. With lightwave circuits directing concentrated energy directly to solar cells, the solar cell volume density can be increased through efficient thermal management, thereby increasing the energy density output many times over from conventional flat panel single-sun modules."

         HyperSolar's assets are primarily intangible and consist of its intellectual property and cash. It has been capitalized with approximately $8,000 of cash capital contributions made by its shareholders since inception, and owes approximately $40,000 of short-term indebtedness to one of its shareholders.

DIRECTORS AND EXECUTIVE OFFICERS

         The following table lists the officers and directors of HyperSolar as of June 30, 2009:

         NAME                       AGE      POSITION
         -------------------        ---      -----------------------------------
         Christopher Marquis         28      Chief Executive Officer, President,
                                             Chief Financial Officer, Corporate
         -------------------                 Secretary, Chairman of the Board

         CHRISTOPHER MARQUIS has been the sole officer and director of HyperSolar since its inception in February 2009. He is real estate executive who provides advisory and transactional services for investors of shopping centers, retail properties, and single tenant assets throughout Southern California. Since 2008, he has been employed by Sperry Van Ness, a real estate advisory firm located in Irvine, California. Prior to his employment by Sperry Van Ness, Mr. Marquis was responsible for market research and financial analysis assistance on new projects for the development team at Treadwell Robertson, Inc., a real estate developer located in San Juan Capistrano, California. Mr. Marquis graduated in 2007 from Brigham Young University in Provo, Utah with a Bachelor of Science degree in Finance at the Marriott School of Management.

         The Board of Directors of HyperSolar has no committees. HyperSolar has not paid any compensation to its officers or directors since its inception. HyperSolar plans to engage HJ Associates & Consultants, LLP, Warp 9's auditing firm, as its principal auditing accounting firm. HyperSolar's fiscal year ends on June 30 of each year, the same fiscal year as Warp 9. HyperSolar has one employee and two consultants. HyperSolar has no employment agreements but may add employees and enter into employment agreements in the future. HyperSolar does not have a stock option plan and has no stock options or warrants outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the names of the executive officers and directors of HyperSolar and all persons known by us to beneficially own 5% or more of the issued and outstanding common stock of HyperSolar at June 30, 2009. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of June 30, 2009 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage ownership of each beneficial owner is based on 5,676,330 outstanding shares of HyperSolar common stock. Except as otherwise listed below, the address of each person is c/o HyperSolar, Inc., 5662 Calle Real, #188, Santa Barbara, California 93117. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.

                                                     NUMBER OF SHARES
         NAME, ADDRESS AND TITLE                  BENEFICIALLY OWNED (1)           PERCENTAGE OWNERSHIPS
         -----------------------                  ----------------------           ---------------------
         Wings Fund, Inc. (2)                           3,213,165                          56.6%

         Pearl Innovations, LLC (3)                     2,313,165                          40.7%
         297 Kingsbury Grade, Suite 100
         Lake Tahoe, Nevada 89449

         Nadir Dagli                                      100,000                           1.8%

         Christopher Marquis                               50,000                           0.9%
                                                   ---------------------           ---------------------
         Total                                          5,676,330                         100.0%
                                                   =====================           =====================
         ------------------

         (1) Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. The total number of issued and outstanding shares does not include unexercised warrants and stock options, and is calculated as of June 30, 2009.
         (2) The sole director, executive officer and owner of Wings Fund, Inc. is Karen M. Graham, who has held those positions and managed Wings Fund, Inc. since 1996. Wings Fund, Inc. makes investments with its own funds primarily in development stage companies.
         (3) The sole member and manager of Pearl Innovations, LLC is Elaine Lei, who has held those positions since the inception of Pearl Innovations, LLC in March 2009. Pearl Innovations, LLC makes investments with its own funds.

THE EXCHANGE

         Effective June 29, 2009, the Company, HyperSolar and the four shareholders of HyperSolar entered into Exchange Agreements with each other pursuant to which the Company agreed to acquire 100% of the total issued and outstanding common stock of HyperSolar in exchange for issuing among the HyperSolar shareholders, pro rata in accordance with their relative ownership of HyperSolar, a total of 113,526,605 new shares of Warp 9's Common Stock. After the closing of the Exchange and the effectiveness of the Reverse Split, which is scheduled to be recorded prior to the closing of the Exchange, the four shareholders of HyperSolar would own approximately 80% of the total issued and outstanding Common Stock of Warp 9, and Warp 9 would own 100% of the total issued and outstanding common stock of HyperSolar, Inc. At the closing, Warp 9 will change its name to HyperSolar, Inc. and its new wholly-owned subsidiary, HyperSolar, Inc., would change its name to HyperSolar Development, Inc. or another name to avoid the possible confusion that could be caused by the parent company and subsidiary having the same name.

         The respective Boards of Directors of Warp 9 and HyperSolar approved the Exchange by unanimous consent on June 9, 2009 and June 26, 2009, respectively, and the Exchange Agreements were executed by all parties on June 29, 2009. In accordance with the Exchange Agreements, Warp 9 is soliciting the consent of its shareholders to the Exchange, the Reverse Split and the Name Change through this Proxy Statement. Warp 9 and HyperSolar are currently conducting their due diligence examination of each other as contemplated by the Exchange Agreements.

         The closing of the Exchange is conditioned upon (i) Warp 9, HyperSolar, and the HyperSolar stockholders being reasonably satisfied with their due diligence of the companies, (ii) Warp 9 effects a one-for-twelve reverse stock split of its issued and outstanding Common Stock (not its authorized stock),
(iii) Warp 9 and HyperSolar each obtain the express approval of their respective Boards of Directors to the closing, (iv) Warp 9 obtains the express approval of its shareholders in a special meeting of the Warp 9 shareholders for the Exchange, the one-for-twelve reverse stock split, and the change of Warp 9's name to HyperSolar, Inc., and (v) all of the HyperSolar stockholders deliver executed Exchange Agreements, tender their HyperSolar common stock to Warp 9, and accept their pro rata share of the Warp 9 Common Stock being issued in the Exchange, thereby participating in the closing of the transaction. If the closing does not occur by September 30, 2009, the parties have the option to terminate the Exchange Agreements.

SECURITY OWNERSHIP ASSUMING CLOSING OF EXCHANGE

         The following table illustrates on a pro forma basis the anticipated beneficial ownership of the outstanding Common Stock of Warp 9 by the executive officers, directors, and 5% shareholders of Warp 9 and HyperSolar as it would be if the Reverse Split were effected and the Exchange closed as of June 30, 2009. The table assumes that after the Reverse Split and closing of the Exchange, Warp 9 (to be named HyperSolar, Inc. after the closing) would have a total of 141,908,256 shares of Common Stock issued and outstanding, not including outstanding stock options.

                                                                           NUMBER OF SHARES          PERCENTAGE
         NAME, TITLE AND ADDRESS                                         BENEFICIALLY OWNED (1)       OWNERSHIP
         -----------------------                                         ----------------------       ---------
         Harinder Dhillon (2)                                                   1,482,369                1.0%
         President, Chief Executive Officer
         and Director of Warp 9
         50 Castilian Drive, Suite 101
         Santa Barbara, California 93117

         Louie Ucciferri (3)                                                      458,333                0.3%
         Acting Chief Financial Officer and
         Corporate Secretary of Warp 9
         50 Castilian Drive, Suite 101
         Santa Barbara, California 93117

         Christopher Marquis (4)                                                1,000,000                0.7%
         President, Chief Financial Officer,
         Corporate Secretary and
         Chairman of the Board of HyperSolar
         5662 Calle Real, #188
         Santa Barbara, California 93117

         All Executive Officers as a Group                                      2,940,702                2.1%

         William E. Beifuss                                                     1,418,693                1.1%
         Chairman of the Board of Warp 9
         1205 Petersen Avenue
         Solvang, California 93463

         John C. Beifuss                                                          416,667                0.3%
         Director of Warp 9
         368 Valley Vista Drive
         Camarillo, California 93010

         All Directors who are not Executive Officers as a Group                1,835,360                1.3%

         Jonathan Lei                                                           7,247,460                5.1%
         7127 Hollister Avenue, #25A
         Santa Barbara, California 93117

         Wings Fund, Inc.                                                      64,263,303               45.3%
         3225 McLeod Drive, Suite 100
         Las Vegas, Nevada 89121

                                      -10-

         Pearl Innovations, LLC                                                42,263,303               32.6%
         297 Kingsbury Grade, Suite
         Lake Tahoe, Nevada 89449
         --------------

         (1) Except pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned. The total number of issued and outstanding shares does not include unexercised warrants and stock options, and is calculated on a pro forma basis as of June 30, 2009.
         (2) Includes 525,285 shares (post Reverse Split) which may be purchased pursuant to stock options that are exercisable within 60 days of June 30, 2009.
         (3) Includes 208,333 shares (post Reverse Split) which may be purchased pursuant to stock options that are exercisable within 60 days of June 30, 2009.

                                PROPOSAL NUMBER 4

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

         The Board of Directors has appointed HJ Associates & Consultants, LLP as the independent registered public accounting firm to audit our consolidated financial statements for the year ending June 30, 2009. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interest of Warp 9 and its stockholders. If the appointment is not ratified by our stockholders, the Board of Directors may reconsider whether it should appoint another independent registered public accounting firm. Representatives of HJ Associates & Consultants, LLP are not expected to attend the Special Meeting.

REQUIRED VOTE

         Ratification of the appointment of HJ Associates & Consultants, LLP as our independent registered public accounting firm for the year ending June 30, 2009 requires the affirmative "FOR" vote of a majority of the Votes Cast on the proposal. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of HJ Associates & Consultants, LLP.

RECOMMENDATION

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF HJ ASSOCIATES & CONSULTANTS, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING JUNE 30, 2009.

                                    * * * * *

               BOARD OF DIRECTORS AND CORPORATE GOVERNANCE MATTERS

         We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We have adopted a Code of Business Conduct and Ethics for directors, officers (including our principal executive officer and principal financial officer) and employees, known as the Warp 9 Code of Conduct. The Warp 9 Code of Conduct is available online at: http://www.sec.gov. Warp 9 will file with the Securities and Exchange Commission any amendments to the Warp 9 Code of Conduct or waivers of the Warp 9 Code of Conduct for directors and executive officers.

         Stockholders may request free printed copies of the Warp 9 Code of Conduct from:

                               Investor Relations
                                   Warp 9 Inc.
                          50 Castilian Drive, Suite 101
                         Santa Barbara, California 93117

BOARD OF DIRECTORS INDEPENDENCE

         The Board of Directors has determined that two of its directors are "independent directors" as defined in Rule 4200 of Financial Industry Regulatory Authority's ("FINRA") listing standards. In determining the independence of our directors, the Board of Directors has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the Securities and Exchange Commission (the "SEC") and FINRA rules. In making the determination of the independence of our directors, the Board of Directors considered all transactions in which Warp 9 and any director had any interest, including those discussed under "Certain Relationships and Related Transactions" below, and any transactions involving payments made by Warp 9 to companies in the ordinary course of business where a director of Warp 9 serves on the board of directors or as a member of the executive management of the other company.

BOARD OF DIRECTORS STRUCTURE AND COMMITTEE COMPOSITION

         The Board of Directors has appointed an Audit Committee. As of June 30, 2009, the sole member of the Audit Committee is William E. Beifuss, who may be considered to be independent as defined in Rule 4200 of the National Association of Securities Dealers' listing standards. The Board of Directors has adopted a written charter of the Audit Committee. The Audit Committee is authorized by the Board of Directors to review, with the Company's independent accountants, the annual financial statements of the Company prior to publication, and to review the work of, and approve non-audit services performed by, such independent accountants. The Audit Committee will make annual recommendations to the Board for the appointment of independent public accountants for the ensuing year. The Audit Committee will also review the effectiveness of the financial and accounting functions and the organization, operations and management of the Company. The Audit Committee was formed on June 29, 2009. The Audit Committee has not yet held a meeting. In February 2006, the prior sole member of the Company's Audit Committee resigned from the Board of Directors for personal reasons. Accordingly, the Company has not received any reports from an Audit Committee during the fiscal years ended June 30, 2008 or 2009. From February 2006 until June 29, 2009, the Company's full Board of Directors performed the functions of an Audit Committee until the new Audit Committee was formed.

         The Company has not yet established a Compensation Committee. The functions of a Compensation Committee are currently being performed by the full Board of Directors. If formed in the future, the Compensation Committee would be responsible for reviewing general policy matters relating to compensation and benefits of directors and officers, and determining the total compensation of our officers and directors. The Board of Directors does not have a nominating committee. Therefore, the selection of persons for election to the Board of Directors has not been independently made nor negotiated at arm's length.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Stockholders may correspond with the Board of Directors about bona fide issues or questions about Warp 9 by writing to William E. Beifuss, the Chairman of the Board of Directors, or the Corporate Secretary at the following address:

                                  Warp 9, Inc.
                            Attn: Corporate Secretary
                          50 Castilian Drive, Suite 101
                         Santa Barbara, California 93117


                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table lists the executive officers and directors of the Company as of June 30, 2009:

         NAME                 AGE        POSITION
         ------------------   ---        ---------------------------------------
         Harinder Dhillon      36        Chief Executive Officer, President and
                                         Director

         William E. Beifuss    65        Chairman of the Board of Directors

         John C. Beifuss       41        Director

         Louie Ucciferri       48        Acting Chief Financial Officer and
                                         Corporate Secretary
         -----------------------------

         HARINDER DHILLON has been the Company's Chief Executive Officer since October 2006 and the President of the Company since July 1, 2005. He has been the Corporate Secretary of the Company since November 18, 2008, and a director of the Company since October 2006. From October 2001 to October 2006, Mr. Dhillon was the Vice President of Operations of the Company. Mr. Dhillon joined us in July 2000. Prior to joining the Company, from 1993 to1998, Mr. Dhillon served as the Chief Information Officer of Informax Data Systems, an enterprise systems integrator headquartered in Southern California. Thereafter, during 1999 until he joined the Company, he worked as an independent technology consultant. He has designed, managed, and led the development and deployment of enterprise Internet, Intranet and integration projects for Fortune 500 companies and various government agencies. Mr. Dhillon received a Bachelor degree in Electrical and Computer Engineering from the University of California at Santa Barbara in 1996.

         WILLIAM E. BEIFUSS, JR. has been the Chairman of the Board of Directors of the Company since November 18, 2008. He has been the President of Cumorah Capital, an investment company, since January 2006. Mr. Beifuss was the President of Coeur D' Alene French Baking Company from 1992 to 2006. Mr. Beifuss is a committee member at the local Boy Scouts of America organization. Mr. Beifuss' previous community activities included President of the local chapter for the State of California Recyclers Association, member of the Republican Central Committee, Scoutmaster for the Boy Scouts of America, Chairman of Architectural Board of Review of a local home owners association, and member of the American Institute of Baking. Mr. Beifuss attended the Business and Management program at Ventura College for two years and completed instruction at the American Institute of Baking. Mr. Beifuss is the father of John C. Beifuss.

         JOHN C. BEIFUSS has been a director of the Company since November 18, 2008. He has been the President of Tri County Auto Dismantlers, an autoparts and supplies company, since 1996. For the past 12 years, Mr. Beifuss has been an active chairman for his local chapter of the Boy Scouts of America. Mr. Beifuss is also a member of the Valley Auto Dismantlers Association. Mr. Beifuss attended Utah Valley Community College as well as Brigham Young University. Mr. Beifuss is the son of Mr. William E. Beifuss, Jr.

         LOUIE UCCIFERRI has been the Company's Acting Chief Financial Officer since October 15, 2006 and was a director of the Company from 2003 until November 18, 2008. He is also the Chief Executive Officer of Regent Capital Group, a FINRA registered broker dealer dedicated to real estate investments. From 1995 to 2004, Mr. Ucciferri served as the President of Westlake Financial Architects, a financial advisory firm he founded in 1995 to provide financial and investment advisory services to early stage companies. Since November 1998, he has also served as President of Camden Financial Services, a FINRA registered broker dealer. Mr. Ucciferri received Bachelors degrees in Economics and Sociology from Stanford University in 1983.

         Under the Nevada General Corporation Law and the Company's Articles of Incorporation, as amended, the Company's directors will have no personal liability to the Company or its stockholders for monetary damages incurred as the result of the breach or alleged breach by a director of his "duty of care". This provision does not apply to the directors' (i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (iii) approval of any transaction from which a director derives an improper personal benefit, (iv) acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders, (v) acts or omissions that constituted an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders, or
(vi) approval of an unlawful dividend, distribution, stock repurchase or redemption. This provision would generally absolve directors of personal liability for negligence in the performance of duties, including gross negligence.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

AUDITOR INDEPENDENCE

         HJ Associates & Consultants, LLP ("HJ") has been the Company's principal auditing accountant firm since August 2006. HJ provided other non-audit services to the Company. The Company's Board of Directors has considered whether the provisions of non-audit services are compatible with maintaining HJ independence.

REPORT OF THE AUDIT COMMITTEE

         In February 2006, the sole member of the Company's Audit Committee resigned from the Board of Directors for personal reasons. The Company reformed the Audit Committee on June 29, 2009, but it has not yet held a meeting or issued a report. Accordingly, the Company has not received any reports from an Audit Committee during the fiscal years ended June 30, 2008 or June 30, 2009. The Company's full Board of Directors had been performing the functions of an Audit Committee until the new Audit Committee was formed on June 29, 2009.

CODE OF CONDUCT

         The Company has adopted a Code of Conduct that applies to all of its directors, officers and employees. Any waiver of the provisions of the Code of Conduct for executive officers and directors may be made only by the Audit Committee when formed or the full Board of Directors and, in the case of a waiver for members of the Audit Committee, by the Board of Directors. Any such waivers will be promptly disclosed to the Company's shareholders.

COMPLIANCE WITH SECTION 16(A) OF EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and certain persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file reports of ownership and changes in ownership ("Section 16 Reports") with the Securities and Exchange Commission (the "SEC"). Reporting Persons are required by the SEC to furnish the Company with copies of all Section 16 Reports they file.

         Based solely on its review of the copies of such Section 16 Reports received by it, or written representations received from certain Reporting
Persons, all Section 16(a) filing requirements applicable to the Company's Reporting Persons during and with respect to the fiscal year ended June 30, 2009 have been complied with on a timely basis.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICER COMPENSATION

         The following summary compensation table sets forth certain information concerning compensation paid to the Company's Chief Executive Officer and its most highly paid executive officers (the "Named Executive Officers") whose total annual salary and bonus for services rendered in all capacities for the year ended June 30, 2008 was $100,000 or more (except in the case of Mr. Ucciferri). The executive officer positions indicated in the table were those held by those individuals as of June 30, 2008.

                           SUMMARY COMPENSATION TABLE

 ---------------------------------------------------------------------------------------------------------
                                 FISCAL    SALARY       BONUS     OPTION AWARDS   ALL OTHER     TOTAL
 NAME AND PRINCIPAL POSITION     YEAR                                             COMPENSATION
 ---------------------------------------------------------------------------------------------------------
 Harinder Dhillon (1)            2008      $200,000     $76,969   -0-              -0-         $276,969
 Chief Executive Officer,        2007      $200,000     $63,947   $80,800(3)       -0-         $344,747
 President, and Director

 Louie Ucciferri (2)             2008      $ 22,500      -0-       -0-             -0-         $ 22,500
 Acting Chief Financial Officer, 2007      $ 22,500      -0-      $25,000(4)       -0-         $ 47,750
 Corporate Secretary, and
 Chairman

        ------------------------
(1) Mr. Dhillon has a compensation and performance bonus plan pursuant to which he may earn bonuses based on the annual profitability of Warp 9. The compensation and performance bonus plan for Mr. Dhillon, which has been in effect since March 2006, currently provides as follows: Mr. Dhillon has a base salary of $200,000 per year, a monthly bonus of 10% of the Company's "operating profit" for that month, defined as gross profit minus selling, general and administrative costs, payable on a monthly basis provided that the Company's operating profit for that month is at least $50,000, and provided further, that the maximum aggregate monthly bonuses during any calendar year do not exceed $100,000. Mr. Dhillon is also entitled to an additional $50,000 annual bonus for any calendar year in which the Company's EBITDA exceeds $500,000. Mr. Dhillon waived his $50,000 EBITDA bonus for the calendar year ending December 31, 2007, which the Company otherwise would have paid. Mr. Dhillon was awarded a special $50,000 bonus on September 24, 2008 which is in addition to his existing compensation plan. The Company's Board of Directors approved the special bonus and also reaffirmed Mr. Dhillon's existing compensation plan. Mr. Dhillon has an "at will" employment agreement with the Company. Mr. Dhillon did not receive any compensation for his services as a director of the Company.

(2) Mr. Ucciferri receives $2,500 per month in consideration for his services as an executive officer of the Company. Mr. Ucciferri did not receive any compensation for his services as the Chairman of the Board of Directors of the Company.

(3) On October 16, 2006, Mr. Dhillon received stock options to purchase 8,000,000 shares of Common Stock at an exercise price of $0.01 per share, in consideration for his services to the Company. These stock options vest in equal monthly installments over a forty-eight month period and expire on October 16, 2010.

(4) On October 16, 2006, Mr. Ucciferri received stock options to purchase 2,500,000 shares of Common Stock at an exercise price of $0.01 per share, in consideration for his services to the Company. These stock options vested in equal monthly installments over a twelve month period and expire on October 16, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

         The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by the Company's executive officers at June 30, 2008. The executive officer positions indicated in the table were those held by those individuals as of June 30, 2008.

                                  OPTION AWARDS

  -------------------------------------------------------------------------------------------------------------
  NAME                    NUMBER  OF  SECURITIES   NUMBER OF  SECURITIES  OPTION EXERCISE  OPTION EXPIRATION
                          UNDERLYING  UNEXERCISED  UNDERLYING UNEXERCISED      PRICE             DATE
                          OPTIONS EXERCISABLE      UNEARNED OPTIONS
  -------------------------------------------------------------------------------------------------------------
  Harinder Dhillon            3,408,219 (1)              4,591,781              $0.01      October 16, 2010
  Chief Executive               650,000                     - 0 -               $0.13      July 26, 2009
  Officer, President

  Louie Ucciferri             2,500,000 (3)                 - 0 -               $0.01      October 16, 2010
  Acting Chief  Financial
  Officer  and  Corporate
  Secretary
  -------------------------------------------------------------------------------------------------------------

--------------
(1) On October 16, 2006, Mr. Dhillon received stock options to purchase 8,000,000 shares of Common Stock at an exercise price of $0.01 per share, in consideration for his services to the Company. These stock options vest in equal monthly installments over a forty-eight month period.

(2) On August 1, 2005, Mr. Dhillon received stock options to purchase 650,000 shares of Common Stock at an exercise price of $0.13 per share, in consideration for his services to the Company. These stock options are fully vested.

(3) On October 16, 2006, Mr. Ucciferri received stock options to purchase 2,500,000 shares of Common Stock at an exercise price of $0.01 per share, in consideration for his services to the Company. These stock options vested in equal monthly installments over a twelve month period and are fully vested.

OPTION EXERCISES AND STOCK VESTED

         None of the Company's executive officers exercised any stock options or acquired stock through vesting of an equity award during the fiscal year ended June 30, 2008.

DIRECTOR COMPENSATION

         The Company's independent director did not receive any compensation for his services rendered to the Company during the fiscal year ended June 30, 2008. The compensation paid to the Company's non-independent directors is reflected in the above table entitled Summary Compensation Table.

EMPLOYMENT AGREEMENTS

         The Company has not entered into any employment agreements with its executive officers to date. The Company may enter into employment agreements with them in the future.

STOCK OPTION PLAN

         On July 10, 2003, the Board of Directors of the Company adopted the 2003 Stock Option Plan for Directors, Executive Officers, Employees and Key Consultants of the Company (the "2003 Plan"). The 2003 Plan was ratified by the shareholders of the Company by written consent effective August 25, 2003. The 2003 Plan authorizes the issuance of up to 25,000,000 shares of the Company's Common Stock pursuant to the grant and exercise of up to 25,000,000 stock options. To date, 14,350,000 options to purchase 14,350,000 shares of Common Stock at a volume weighted average price of $0.02 per share granted under the 2003 Plan are outstanding. To date, 2,775,000 options have been exercised.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the names of our executive officers and directors and all persons known by us to beneficially own 5% or more of the issued and outstanding Common Stock of Warp 9 at June 30, 2009. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of June 30, 2009 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage ownership of each beneficial owner is based on 340,579,815 outstanding shares of Common Stock. Except as otherwise listed below, the address of each person is c/o Warp 9, Inc., 50 Castilian Dr. Suite 101, Santa Barbara, California 93117. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person's name.

NAME, TITLE AND ADDRESS                      NUMBER OF SHARES BENEFICIALLY OWNED (1)        PERCENTAGE OWNERSHIP
----------------------------                 ---------------------------------------        --------------------
Harinder Dhillon (2)
Chief Executive Officer,
President and  Corporate
Secretary of Warp 9 Inc.                                  17,788,425                                5.21%

Louie Ucciferri (3)
Acting Chief Financial Officer                             5,500,000                                1.59%

All current Executive Officers as a group                 23,288,425                                6.80%

William E. Beifuss
Chairman of the Board of Directors
1205 Petersen Avenue
Solvang, California 93463                                 17,024,314                                4.99%

John C. Beifuss
Director
368 Valley Vista Drive
Camarillo, California  93010                               5,000,000                                1.50%

All current Directors who are not
Executive Officers as a group                             22,024,314                                6.49%

Jonathan Lei
7127 Hollister Avenue, #25A
Santa Barbara, California 93117                           86,969,525                               25.54%
----------------------

(1) Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned. The total number of issued and outstanding shares does not include unexercised warrants and stock options, and is calculated as of June 30, 2009.

(2) Includes 6,303,425 shares which may be purchased pursuant to stock options that are exercisable within 60 days of June 30, 2009.

(3) Includes 2,500,000 shares which may be purchased pursuant to stock options that are exercisable within 60 days of June 30, 2009.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.


                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

         HJ Associates & Consultants, LLP ("HJ") has been the Company's principal auditing accountant firm since August 2006. HJ has provided other non-audit services to the Company. The Company's Board of Directors has considered whether the provision of non-audit services is compatible with maintaining HJ independence.

AUDIT FEES

         An aggregate of $39,400 was billed by our auditors for the following professional services: audit of the annual financial statement of the Company for the fiscal year ended June 30, 2008, and review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended September 30, 2007, December 31, 2007, and March 31, 2008.

         An aggregate of $22,227 was billed by our auditors for the following professional services: audit of the annual financial statement of the Company for the fiscal year ended June 30, 2007, and review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended September 30, 2006, December 31, 2006, and March 31, 2007.

TAX FEES

         Our auditors billed the Company $3,522 for tax preparation services during the fiscal year ended June 30, 2008.

         Our auditors billed the Company $2,694 for tax preparation services during the fiscal year ended June 30, 2007.


             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         In February 2006, the sole member of the Company's Audit Committee resigned from the Board of Directors for personal reasons. The Company reformed the Audit Committee on June 29, 2009 with William E. Beifuss, its Chairman of the Board, as the sole member. Accordingly, the Company has not received any reports from an Audit Committee during the fiscal year ending June 30, 2008. Prior to June 29, 2009 and since February 2006, the Company's full Board of Directors performed the functions of an Audit Committee until the new Audit Committee was formed.


                           INCORPORATION BY REFERENCE

      In our filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, an "Audit Committee Report", if any, specifically is not incorporated by reference into any other filings with the SEC.

      This Proxy Statement is sent to you as part of the proxy materials for the Special Meeting of the Stockholders. You may not consider this Proxy Statement as material for soliciting the purchase or sale of our Common Stock.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting of the Stockholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

      No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction, from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.


                       By Order of the Board of Directors

                       WILLIAM E. BEIFUSS
                       CHAIRMAN OF THE BOARD OF DIRECTORS

July 28, 2009


         In some cases, only one Annual Report or Proxy Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will furnish, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended June 30, 2008 or Proxy Statement, to each stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to: Corporate Secretary, Warp 9, Inc., 50 Castilian Drive, Suite 101, Santa Barbara, California 93117 or by telephone at (805) 964-3313. Additionally, any stockholders who are presently sharing an address and receiving multiple copies of the Annual Report or Proxy Statement and who would rather receive a single copy of these materials in the future may instruct the Company by directing their request in the same manner.

                                    EXHIBIT A
                    AMENDMENT TO CERTIFICATE OF INCORPORATION

                                     BALLOT

--------------------------------------------------------------------------------

                                  WARP 9, INC.
                          50 CASTILIAN DRIVE, SUITE 101
                         SANTA BARBARA, CALIFORNIA 93117
                                 (805) 964-3313


          PROXY FOR SPECIAL MEETING OF STOCKHOLDERS, SEPTEMBER 2, 2009

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

                   WE ARE ASKING YOU FOR A PROXY, AND YOU ARE
                          REQUESTED TO SEND US A PROXY.

         The undersigned hereby appoints William E. Beifuss, chief executive proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Warp 9, Inc. held of record by the undersigned at the Special Meeting of Stockholders to be held on Wednesday, September 2, 2009 at 11:30 a.m., Pacific Time, at 50 Castilian Drive, Suite 101, Santa Barbara, California 93117, and at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To amend the Company's Certificate of Incorporation, as amended, to effect a one-for-twelve reverse stock split of all of the issued and outstanding Common Stock of the Company effective on the date that the Amendment is recorded with the Nevada Secretary of State. (Amendment to Certificate of Incorporation)
         [_] FOR                   [_] AGAINST                       [_] ABSTAIN

2. To amend the Company's Certificate of Incorporation, as amended, to change the name of the Company to HYPERSOLAR, INC. (Amendment to Certificate of Incorporation)

         [_] FOR                   [_] AGAINST                       [_] ABSTAIN

3. To issue 113,526,605 shares of the Company's Common Stock in exchange for 100% of the total issued and outstanding common stock of HyperSolar, Inc., provided that the Company's shareholders approve the Amendments to Certificate of Incorporation described above in Proposals 1 and 2 of this Proxy.

         [_] FOR                   [_] AGAINST                       [_] ABSTAIN

4. To ratify the appointment of HJ Associates & Consultants, LLP as independent accountants for the period ending June 30, 2009.

         [_] FOR                   [_] AGAINST                       [_] ABSTAIN

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

         THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Number of shares owned ________________ and voted hereby.

Name & Address of Shareholder

-----------------------------

-----------------------------

-----------------------------

-----------------------------
(VOID WITHOUT INFO)



                                            ----------------------------------
                                            Signature of Stockholder


                                            ----------------------------------
                                            Signature if held jointly

                                            Dated:                       , 2009
                                                  -----------------------

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.










                                      -2-